Acceptances	12 Months Ended
Mar. 31, 2019
Acceptances - Schedule Of Other Financial Liabilities
Acceptances
24	ACCEPTANCES

	As At March 31
	2019	2018
	(in thousands)
Payable under the film financing arrangements	$8,366	$8,898
	$8,366	$8,898

Acceptances comprise of short-term credit availed from financial institutions for payment to film producers for film co-production arrangement entered by the group. The carrying value of acceptances are considered a reasonable approximation of fair value.